                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                   Margate Industries, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                          MARGATE INDUSTRIES, INC.
                            129 NORTH MAIN STREET
                            YALE, MICHIGAN  48097
                               (810) 387-4300

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD JUNE 22, 1995

TO THE SHAREHOLDERS OF MARGATE INDUSTRIES, INC.:

     NOTICE HEREBY IS GIVEN that the Annual Meeting of Shareholders of Margate Industries, Inc., a Delaware corporation (the "Company"), will be held at the Company's corporate offices at 129 North Main Street, Yale, Michigan, on June 22, 1995, at 9:00 a.m., Eastern Daylight Time, and at any and all adjournments thereof, for the purpose of considering and acting upon the following matters:

     1.   The election of two (2) Class A Directors of the Company;

     2.   Approval of the Company's Incentive Stock Option Plan.

     3. The transaction of such other business as properly may come before the meeting or any adjournment thereof.

     Only holders of the $.005 par value common stock of the Company of record at the close of business May 10, 1995, will be entitled to notice of and to vote at the Meeting or at any adjournment or adjournments thereof. The proxies are being solicited by the Board of Directors of the Company.

     All shareholders, whether or not they expect to attend the Annual Meeting of Shareholders in person, are urged to sign and date the enclosed Proxy and return it promptly in the enclosed postage-paid envelope which requires no additional postage if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the Meeting.

                                       BY ORDER OF THE BOARD OF DIRECTORS


Yale, Michigan                         WILLIAM H. HOPTON
May 15, 1995                           PRESIDENT

                          MARGATE INDUSTRIES, INC.
                           129 NORTH MAIN STREET
                           YALE, MICHIGAN  48097
                               (810) 387-4300


                              ---------------

                              PROXY STATEMENT

                              ---------------


                       ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD JUNE 22, 1995


                             GENERAL INFORMATION

     The enclosed Proxy is solicited by and on behalf of the Board of Directors of Margate Industries, Inc., a Delaware corporation (the "Company"), for use at the Company's Annual Meeting of Shareholders to be held at the Company's corporate offices, 129 North Main Street, Yale, Michigan, on June 22, 1995, at 9:00 a.m., Eastern Daylight Time, and at any adjournment thereof. It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to the Company's shareholders on or about May 15, 1995.

     Any person signing and returning the enclosed Proxy may revoke it at any time before it is voted by giving written notice of such revocation to the Company, or by voting in person at the Meeting. The expense of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by the Company. It is anticipated that solicitations of proxies for the Meeting will be made only by use of the mails; however, the Company may use the services of its Directors, Officers and employees to solicit proxies personally or by telephone, without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in that connection.

     All shares represented by valid proxies will be voted in accordance therewith at the Meeting.

     The Company's Annual Report to Shareholders for the Company's fiscal year ended December 31, 1994, is being simultaneously mailed to the Company's shareholders, but does not constitute part of these proxy soliciting materials.

                      SHARES OUTSTANDING AND VOTING RIGHTS

     All voting rights are vested exclusively in the holders of the Company's $.005 par value common stock, with each share entitled to one vote. Only shareholders of record at the close of business on May 10, 1995, are entitled to notice of and to vote at the Meeting or any adjournment thereof. On May 10, 1995, the Company had 4,675,614 shares of its $.005 par value common stock outstanding, each share of which is entitled to one vote on all matters to be voted upon at the Meeting, including the election of Directors. Cumulative voting in the election of Directors is not permitted.

     A majority of the Company's outstanding common stock represented in person or by proxy shall constitute a quorum at the Meeting.

                        SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the number and percentage of shares of the Company's $.005 par value common stock owned beneficially, as of May 10, 1995, by any person who is known to the Company to be the beneficial owner of 5% or more of such common stock and, in addition, by each Director of the Company and its subsidiaries and by all Directors and Officers of the Company and its subsidiaries as a group. Information as to beneficial ownership is based upon statements furnished to the Company by such persons.


                                      AMOUNT AND
                                       NATURE OF
 NAME AND ADDRESS OF                   BENEFICIAL          PERCENT OF
  BENEFICIAL OWNER                     OWNERSHIP            CLASS (1)
- ---------------------                 -----------          -----------
Calhoun Foundry Company                 232,660               5.0%
506 South Clay Street
Homer, MT  49245

Paul L. Cosper                          284,120 (2)           6.1%
P.O. Box 96050
Wixom, MI  48096

Charles H. Raches, Jr.                  252,840               5.4%
2686 Birch Harbor Lane
West Bloomfield, MI  48003

Frederick G. and                        795,147 (3)          17.0%
 Patricia W. Schriever
64 Clairview
Grosse Pointe Shores, MI  48236



Frederick G. Berlet                     225,416 (4)           4.8%
S.W.O. Management
  Consultants, Ltd.
35 Parkwood Drive
Tillsonburg, Ontario
Canada N4G 2B7

David A. Widlak                          85,000               1.8%
65040 Dequindre
Washington, MI  48095

Delbert W. Mullens                      200,000 (5)           4.3%
2888 Bloomfield Crossings
Bloomfield Hills, MI  48013

William H. Hopton                       152,060 (6)           3.3%
5448 North River Rd.
Marine City, MI  48039

All Officers and Directors            1,457,623              31.2%
of the Company & Subsidiaries
as a Group (5 Persons)


(1) Each person has sole voting and investment power with respect to the shares shown except as noted.

(2)  The shares beneficially owned by Mr. Cosper are held in the name of Paul
     L. Cosper, Trustee under an Agreement of Trust executed by Paul L. Cosper as Grantor. The beneficiaries of this trust are Mr. Cosper's wife and children.

(3) Includes 562,487 shares held individually and jointly with Patricia W. Schriever, Mr. Schriever's wife and 232,660 shares which are held by Calhoun Foundry Company, Inc. of which Mr. Schriever is a principal shareholder.

(4) The shares beneficially owned by Mr. Berlet are held in joint tenancy with his wife and children.

(5) Includes 200,000 options to purchase common stock not exercised as of this date.

(6) Includes 80,060 shares held by William Hopton, individually, 40,000 shares held jointly with his four children, and 32,000 options not exercised as of this date.


                            ELECTION OF DIRECTORS

     The Bylaws presently provide for a Board of Directors of not less than two (2) members. The number of Directors of the Company has been fixed not to exceed six (6) by the Company's Board of

Directors. The Board of Directors are divided into three classes of two Directors which hold office for a period of three years. Shareholders elect one class each year for a three year term. Mr. Berlet, the Class C Director, will be nominated for election at the next Annual Meeting in 1996.

     The Company's Board of Directors recommends election of the two (2) Class B nominees listed below and for the term indicated, to hold office until the Annual Meeting of Shareholders in the year indicated and until their successors are elected and qualified or until their earlier death, resignation or removal. The person named as "proxies" in the enclosed form of Proxy, who have been designated by Management, intend to vote for the two
(2) nominees for election as Directors unless otherwise instructed in such proxy. If at the time of the Meeting, if the nominees named below should be unable to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominees, if any, as shall be designated by the Board of Directors.

     The following table sets forth the name and age of the nominees for Class B Directors, indicating all positions and offices with the Company presently held by them, the period during which they have served as such, and the class and term for which they have been nominated:

                   CLASS B NOMINEES - TERMS EXPIRING AT THE
                     ANNUAL SHAREHOLDERS MEETING IN 1998



                                OTHER POSITIONS      PERIOD SERVED
                                AND OFFICES HELD      AS DIRECTOR
     NAME                AGE    WITH THE COMPANY    OF THE COMPANY
     ----                ---    ----------------    --------------
Delbert W. Mullens              None                July 1990 to Present

David A. Widlak                 V.P of Mergers
                                and Acquisitions,
                                Secretary           November 1987 to Present


   The Company's Board of Directors held four (4) meetings during the fiscal year ended December 31, 1994, and each Director attended all of the meetings held.

   There is no family relationship between any Director or nominee for Director of the Company and any other Director, nominee or Executive Officer of the Company.

               DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

   Set forth below are the names of all Directors, the two Class B Nominees for Directors and Executive Officers of the Company (there currently are no persons chosen to become Executive Officers), all positions and offices held by each such person, the period during which he has served as such, and the principal occupations and employment of such persons during the last five years:

   FREDERICK G. SCHRIEVER has been Chairman of the Company's Board of Directors since November of 1987. He has been President of Casting Sales, Inc. from 1972 to present. Casting Sales, Inc. acts as a manufacturer's representative of foundries. Since 1955 to the present, Mr. Schriever has also been President of Amber Tool and Engineering which holds real estate and owns an interest in several companies and President of Trio Machine Products Corp., a production machine shop. Since 1960 to the present, he has also been President of J.P. Bell Co., a company specializing in machine levelers, Vice President of Casting Industries, Inc. and Chairman of Arrow Exit Systems, Inc. Mr. Schriever received a Bachelor of Science Degree in chemistry in 1949 from the University of Michigan. Mr. Schriever devotes as much time as necessary to the business of the Company and its subsidiaries.

   DELBERT W. MULLENS has been a Director since July of 1990 and President of NHF since September 1, 1992. He has been the President, Director, and principal shareholder of Flint Coatings of Flint, Michigan, a company engaged in painting automotive parts for major car manufacturers including General Motors Corporation. Mr. Mullens is also Chairman of Product-SDL Chemical, Inc. Mr. Mullens received a Bachelor of Science Degree in Business Administration from Tennessee State University. Mr. Mullens devotes as much time as is necessary to the business of the Company and its subsidiaries.

   WILLIAM H. HOPTON has been President of the Company since April of 1988, and a Director of the Company since January of 1986. Mr. Hopton also served as the Company's vice President from January of 1986 to April of 1988. Since 1984, Mr. Hopton has been President of NHF. Effective September 1, 1992, Mr. Hopton retired as President of NHF but will provide consulting services to NHF as needed. Also, as of that date, he is devoting his business time to the management of Margate Industries, Inc. Mr. Hopton received a B.A. Degree in Business Administration from the University of Detroit in 1964.

   FREDERICK G. BERLET has been a Director of the Company since November of 1987 and its Treasurer since April of 1988. He is Vice Chairman of Flock Manufacturing, Inc. He also serves as Director of Waterloo Scientific, Inc. and President - Director of N.W.W. Management Consultants Limited. He graduated with a Masters Degree in Business Administration in 1953 from the University of Western Ontario. Mr. Berlet devotes as much time as is necessary to the business of the Company and its subsidiaries.

   DAVID A. WIDLAK has been Secretary and a Director of the Company since November of 1987. He received a Bachelors Degree from Wayne State University in 1969 and a jurist doctorate Degree in Law from the University of Michigan in 1972. Effective February 15, 1994 Mr. Widlak was appointed as a director of acquisitions and devotes a minimum of two days a week in this capacity.

   The Officers of the Company and its subsidiaries are elected by the respective Board of Directors at the first meeting after each annual meeting of shareholders and hold office until the next annual meeting of directors or their earlier resignation or removal.

   The date of the next annual meeting of the Company will be determined by the Company's Board of Directors in accordance with Delaware law.

   No Director holds a directorship in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940.

        COMPLIANCE WITH SECURITIES EXCHANGE ACT REPORTING REQUIREMENTS

   To the Company's knowledge, during the fiscal year ended December 31, 1994, the Company's Officers and Directors complied with all applicable
Section 16(a) filing requirements. This statement is based solely on a review of the copies of such reports furnished to the Company by its officers and directors and their written representations that such reports accurately reflect all reportable transactions and holdings.

              THE BOARD OF DIRECTORS AND ITS STANDING COMMITTEES

   The Company's Board of Directors has the responsibility to review the overall operations of the Company. The Board members are kept informed of the Company's results of operations and proposed plans and business objectives through periodic reports sent to them by the Company's management or presented at Board and Committee meetings. The Board met four times last year, once each quarter. All members of the Board of Directors were present at all of these meetings.

DIRECTORS' COMPENSATION

   Directors of the Company receive $6,000 a quarter and reimbursement for expenses. The Chairman of the Board of Directors receives $7,000 per quarter and reimbursement for expenses. If a Director fails to attend any meetings during a quarter his Director's fee is reduced by $2,000 in that quarter.

BOARD COMMITTEES

   The Board of Directors has three principal standing committees.

   The NOMINATING COMMITTEE recommends to the Board of Directors candidates to fill vacancies on the Board of Directors and consists of Frederick G. Schriever, David Widlak and William H. Hopton. The Nominating Committee has not established any formal policy or procedure for considering nominees recommended by shareholders.

   The AUDIT COMMITTEE recommends to the Board of Directors the appointment of the independent certified public accountants for the following year. The Committee reviews with the accountants the scope of the Company's annual audit, the annual financial statements of the Company, and the auditors' comments relative to the adequacy of the Company's system of internal controls and accounting systems. The Committee, which reports directly to the Board of Directors and is composed of three non-full-time employee Directors, Messrs. Schriever, Widlak and Berlet, met three times during 1994.

   The COMPENSATION COMMITTEE, whose report follows, is composed of three non-full-time employee Directors, reports directly to the Board of Directors, and is currently composed of three Directors, Messrs. Schriever, Widlak and Berlet. Mr. Schriever is chairman of the Committee. The Committee met twice during 1994.

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   Except for Mr. Widlak, who is employed on a part-time basis as a director of acquisitions, no other member of the Compensation Committee has served as a paid officer or employee of the Company or any of its subsidiaries.

        REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE MANAGEMENT
                                COMPENSATION

   The Compensation Committee of the Board of Directors (the "Committee") evaluates and approves the overall policies which govern the annual base salaries of the Company's President and Chief Executive Officer ("CEO") and other Executive Officers.

   The Committee reviews and evaluates the Company's corporate performance and executive management compensation once each year. In making its evaluations, the Committee considers a large number of factors including those set forth under "Compensation Policies" herein, together with other matters such as the inflation rate, and the Company's past performance, generally over consecutive three year time frames.

COMPENSATION POLICIES

   The Company's compensation policies, particularly as they apply to its Executive Officers, including Mr. Hopton, the President and CEO, are designed to achieve the following major objectives:

1. To set base annual salaries (base income) for key Executive Officers which are deemed reasonably competitive in the context of American industry generally, and the automotive industry specifically. Business size, level of responsibility, complexity of operations, and long term performance and prospects are among the factors considered.

2. The Committee considers a variety of intangible and other factors such as each person's likely future contribution to the Company's successful growth, the current state and prospects of the industry and the Company's long-term goals and strategies which might from time to time require temporary investment in personnel resources in the absence of immediate positive results. Further, the Committee considers the compensation and benefits previously paid to its Executive Officers.

                            EXECUTIVE COMPENSATION

   The following table sets forth certain information regarding the compensation paid or accrued to the CEO and each Executive Officer (earning in excess of $100,000) for services rendered in all capacities during each of the fiscal years ended December 31, 1994, 1993 and 1992:


                                   SUMMARY COMPENSATION TABLE

                                                                      LONG TERM COMPENSATION
                                                                   ----------------------------

                    ANNUAL COMPENSATION                                   AWARDS           PAY-
                                                                                           OUTS
- ---------------------------------------------------------------    -------------------    -----
       (a)            (b)       (c)         (d)          (e)          (e)       (g)        (h)       (i)
                                                        OTHER                                        ALL
       NAME                                             ANNUAL     RESTRICTED              LTIP     OTHER
       AND                                              COMPEN-      STOCK     OPTIONS/    PAY-    COMPEN-
    PRINCIPAL                 SALARY       BONUS        ATION       AWARD(S)     SARS      OUTS    SATION
    POSITION        YEAR(1)     ($)         ($)         ($)(2)        ($)       (#)(3)      ($)      ($)
- -----------------   -------   --------    -------       -------    ----------  --------   ------  ---------
William H. Hopton    1994      $75,000    $18,000       $24,000                                   $8,242(4)
 President and CEO   1993      $65,000    $10,000       $24,000                                   $7,342
                     1992      $60,000    $15,000       $22,000                                   $7,342




(1) Periods presented are for the year ended December 31.
(2) Represents Directors fees.
(3) Number of shares of Common Stock subject to options granted during the year indicated.
(4) Represents employer contributions for insurance of $5,342, disability insurance of $500 and car allowance of $2,400.


STOCK OPTIONS

OPTIONS GRANTED

The following table sets forth the options that have been granted to the Chief Executive Officer and President listed in the Executive Compensation Table during the Company's last fiscal year ended December 31, 1994.

                 OPTION/SAR GRANTS IN LAST FISCAL YEAR (1994)

                              INDIVIDUAL GRANTS
- --------------------------------------------------------------------------
      (a)              (b)           (c)          (d)           (e)
                    OPTIONS/     OPTIONS/SARS   EXERCISE
                      SARS         GRANTED TO    OR BASE
                     GRANTED       EMPLOYEES      PRICE      EXPIRATION
     NAME              (#)      IN FISCAL YEAR  ($/SHARE)       DATE
     ----            -------    --------------  ---------    ----------
William H. Hopton     N/A          N/A             N/A          N/A
President and CEO


AGGREGATE OPTIONS EXERCISED IN 1994 AND OPTION VALUES AT DECEMBER 31, 1994

The following table sets forth certain information regarding options to purchase shares of Common Stock exercised during the Company's 1994 fiscal year and the number and value of exercisable and unexercisable options to purchase shares of Common Stock held as of the end of the Company's 1994 fiscal year by the Executive Officers of the Company named in the Summary Compensation Table:


                               AGGREGATED OPTIONS EXERCISED IN 1994
                              AND OPTION VALUES AT DECEMBER 31, 1994
- ------------------------------------------------------------------------------------------
      (a)                   (b)               (c)              (d)              (e)
                                                                              VALUE OF
                                                           NUMBER OF        UNEXERCISED
                                                          UNEXERCISED       IN-THE-MONEY
                                                           OPTIONS AT        OPTIONS AT
                                                            12/31/94          12/31/94
                     SHARES ACQUIRED                       EXERCISABLE/     EXERCISABLE/
     NAME              ON EXERCISE     VALUE REALIZED(1)  UNEXERCISABLE   UNEXERCISABLE(2)
     ----            ---------------   -----------------  -------------   ----------------
William H. Hopton         16,000            $50,000          0/48,000        $0/$86,880
President and CEO


(1) Value realized is equal to the difference between the fair market value per share of Common Stock on the date of exercise and the option exercise price per share multiplied by the number of shares acquired upon exercise of an option.

(2) Value of exercisable/unexercisable in-the-money options is equal to the difference between the fair market value per share of Common Stock of $1.81 at December 31, 1994, and the option exercise price per share multiplied by the number of shares subject to options.


                   TRANSACTIONS WITH MANAGEMENT AND OTHERS

     The terms of the sale of NHF common stock provide for a commission contract between NHF and the Company relating to sales in excess of $35,000,000 annually. The Company will receive $150,000 per year plus 3% on the difference between actual sales in excess of $35,000,000 but less than $40,000,000 plus 2% on actual sales that exceed $40,000,000. This commissions contract will be in effect for a period of not less than fifteen
(15) years beginning in June 1990. The Company earned commissions from NHF in 1994 of $607,149 and accordingly, has a receivable in the amount of $66,117 as of December 31, 1994. Also, for a minimum period of fifteen (15) years beginning in June 1990, the Company and its subsidiaries will provide cleaning services on all castings produced by NHF on an exclusive basis, provided the Company retains an ownership interest in NHF. Consolidated net sales to NHF in 1994 amounted to $5,053,018.

     Effective September 1, 1992, William Hopton retired as President of NHF but continues to provide consulting services to NHF, as needed. Also, as of that date he has devoted his full time to the management of the Company and its subsidiaries.

             PROPOSAL TO APPROVE 1995 INCENTIVE STOCK OPTION PLAN

     On April 15, 1995, the Board of Directors of the Company adopted the 1995 Incentive Stock Option Plan ("1995 ISOP") and is submitting the 1995 ISOP to shareholders for their approval at the Annual Meeting. The 1995 ISOP relates to 500,000 shares of Common Stock.

     The description of the 1995 ISOP is qualified by its entirety by reference to the full text of such Plan, a copy of which is attached as Appendix A to this Proxy Statement.

PURPOSE

     The purpose of the 1995 ISOP is to provide certain Officers and key employees of the Company with an added incentive to continue their service to the Company, to induce them to exert maximum efforts toward the Company's success, and to provide a closer connection between the interests of the Company and its employees. The 1995 ISOP provides for administration by a Board of Directors appointed stock option committee. The committee will initially consist of Messrs. Hopton and Widlak. The stock option committee has the authority to determine the employees to be granted options under the 1995 ISOP and the number of shares subject to each option. The exercise price of any option granted under the 1995 ISOP will be determined by the stock option committee. However, the exercise price may not be less than the fair market value of the shares subject to the option on the date of the grant. Options granted to any person owning more that 10% of the outstanding Common Stock may not be less than 110% of the fair market value of the shares underlying such option on the date of grant.

     The number of shares of Common Stock for which options may be granted to any individual, the time or times when options will be granted, and any other term or condition as to the grant of the options is within the discretionary authority of the stock option committee. The term of each option and the manner in which it may be exercised is determined by the stock option committee, provided that no option may be exercisable in whole or in part prior to six months from the date it is granted, nor more than 10 years after the date of grant. Subject to certain rights of cumulation provided for in the 1995 ISOP, each option shall be exercisable as to not more than one-third of the total number of shares covered thereby during each 12-month period commencing six months from the date of granting of the option until all shares covered by the option shall have been purchased. The Company may accelerate the foregoing schedule as to the number of shares into which any option is exercisable during a given period if the officer or employee holding the option retires with the approval of the Company. The aggregate fair market value of shares for which options granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and any related corporation) may not exceed $100,000.

     In the event that an option holder shall cease to be employed by the Company for any reason other than his permanent disability, subject to the condition that no option shall be exercisable after the expiration of 10 years from the date granted, the option holder shall have the right to exercise the option at any time within three months after such termination to the extent the right to exercise the option had accrued at the termination date. In the event of the permanent disability of an option holder, subject to the condition that no option shall be exercisable after the expiration of 10 years from the date granted, and to the extent the right to exercise the option had accrued at the date of such termination, the option holder shall have the right to exercise the option at any time within one year after such termination as a result of disability.

     In the event that an option holder shall die while in the employ of the Company, or within a period of three months after the termination of such employment, to the extent that his option was not previously fully exercised, the option may be exercised, subject to the condition that no option shall be exercisable after the expiration of 10 years from the date granted and to the extent the right to exercise the option accrued at the time of his death, at any time within three months after the death of the option holder, by the executors or administrators of the deceased option holder or by persons who acquired the option directly from the deceased option holder by bequest or inheritance.

     Payment for the shares purchased pursuant to the exercise of an option shall be made in full at the time of the exercise of the option, in cash or by check in an amount equal to the exercise price multiplied by the number of shares as to which the option is exercised. All options and all rights granted thereunder are non-transferable and non-assignable by the holder thereof and shall be exercisable only by the holder, except to the extent that the representative of the estate or the heirs of a deceased option holder may be permitted to exercise them. All options terminate within a specified period of time following the option holder's termination of employment with the Company.

     The Board of Directors is authorized, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to options, to suspend or discontinue the 1995 ISOP or revise or amend it in any respect whatsoever except that, without approval of a majority of the stockholders within one year from such action taken by the Board, no such revision or amendment shall change the number of shares subject to the 1995 ISOP, change the designation of the class of employees eligible to receive options, decrease the price at which options may be granted, or cause the options issued under it to fail to meet the requirements of qualified stock options as defined in Section 422A of the Internal Revenue Code, as amended.

TAX TREATMENT

     The following is a brief description of the federal income tax treatment which will generally apply to awards made under the 1995 ISOP, based on federal income tax laws in effect on the date hereof. The exact federal income tax treatment of awards will depend on the specific nature of any such award.

     Pursuant to the 1995 ISOP, employees may be granted options which are intended to qualify as incentive stock options ("Incentive Options") under the provisions of Section 422 of the Internal Revenue Code ("the Code"). Generally, the optionee is not taxed and the Company is not entitled to a deduction on the grant or the exercise of an Incentive Option at anytime within (a) one year after the date of transfer of shares to the optionee pursuant to the exercise of such Incentive Option or (b) two years after the date of grant of such Incentive Option, then the optionee will recognize ordinary income in an amount equal to the excess, if any, of the lesser of the sale price or the fair market value on the date of exercise over the exercise price of such Incentive Option. The Company will generally be entitled to a tax deduction in an amount equal to the amount of ordinary income recognized by such optionee.

     The grant of an option or other similar right to acquire stock which does not qualify for treatment as an Incentive Option is generally not a taxable event for the optionee. Upon exercise of the option, the optionee will generally recognize ordinary income in an amount equal to the excess of the fair market value of the stock acquired upon exercise (determined as of the date of exercise) over the exercise price of such option, and the Company will be entitled to a tax deduction equal to such amount.

                                OTHER BUSINESS

     As of the date of this Proxy Statement, management of the Company was not aware of any other matter to be presented at the Meeting other than as set forth herein. However, if any other matters are properly brought before the Meeting, the shares represented by valid proxies will be voted with respect to such matters in accordance with the judgement of the persons voting them. A majority vote of the shares outstanding is necessary to approve any such matters.

                                ANNUAL REPORT

     The Company's Annual Report for the year ended December 31, 1994, accompanies this Proxy Statement. The Annual Report is not incorporated into this Proxy Statement and is not to be considered part of the solicitation material.

                DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS
               FOR THE ANNUAL MEETING TO BE HELD IN JUNE, 1996

     Any proposal by a shareholder intended to be presented at the Company's Annual Meeting of Shareholders which is expected to be held in June, 1996, must be received at the offices of the Company, 129 North Main Street, Yale, Michigan 48097, no later than February 28, 1996, in order to be included in the Company's proxy statement and proxy relating to that meeting.

                              WILLIAM H. HOPTON, PRESIDENT


Yale, Michigan
May 15, 1995

                         MARGATE INDUSTRIES, INC.

                        INCENTIVE STOCK OPTION PLAN

     1. PURPOSE. The purpose of this Incentive Stock Option Plan (the "Plan") is to further the interests of Margate Industries, Inc. (hereinafter called "the Company") by providing incentives for officers, regional managers, district managers, department heads, corporate counsel and other key employees of the Company who may be designated for participation in the Plan and to provide additional means of attracting and retaining competent personnel.

     2. ADMINISTRATION. The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company consisting of David A. Widlak and Frederick Berlet and/or their successors. Such committee shall hereinafter be referred to as the "Executive Compensation Committee" or the "Committee." Subject to the provisions of the Plan and applicable law, the Committee is authorized to interpret the Plan and to prescribe, amend and rescind rules and regulations regulating to the Plan and to any options granted thereunder, and to make all other determinations necessary or advisable for the administration of the Plan.

     3. PARTICIPANTS AND ALLOTMENTS. The Committee shall determine and designate from time to time those employees of the Company to whom options are to be granted and who thereby become participants in the Plan. The Committee shall allot to such participants (the "Optionees") options to purchase shares in such amounts as the Committee shall from time to time determine; provided, however, that the aggregate fair market value (determined as of the time the option to purchase shares is granted) of the shares for which any employee of the Company may first exercise an option in any calendar year (under this Plan and all other incentive stock options plans of the Company and its parent and subsidiary corporations) shall not exceed $100,000, and provided further that the Optionee, at the time such option is granted, does not own stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations. Key employees who are not full time employees of the Company shall not be eligible to participate in the Plan. No member of the Committee shall have any right to vote or decide upon any matter relating solely to himself or herself or a member of his or her immediate family or solely to any of his or her rights or benefits (or rights or benefits of a member of his or her immediate family) under the Plan. Participation in the Plan shall not confer any right of continuation of service as an employee of the Company.

     4. SHARES SUBJECT TO THE PLAN. Under this Plan, the Committee may from time to time grant options to key employees of the Company entitling the holders thereof to purchase shares of the Company's authorized and unissued Common Stock up to an aggregate of 500,000 shares. If any option granted under the Plan shall terminate or expire unexercised, in whole or in part, the shares so released from option may be made the subject of additional options granted under the Plan. The Company shall reserve and keep available such number of shares of stock as will satisfy the requirements of all outstanding options granted under the Plan. In the event there is any change in the Company's shares of Common Stock, as by stock splits, reverse stock splits, stock distributions or recapitalization, the number of shares available for option and the shares subject to option shall be appropriately adjusted by the Committee.

                                   Appendix A

     5. OPTION PRICE. The option price or prices shall be the fair market value of issued and outstanding shares of stock of the Company at the date the option is granted. For the purposes hereof, fair market value shall equal the mean price per share of the high bid and low asked, as reported by NASDAQ.

     6. OTHER PROVISIONS. Each option shall be subject to all provisions of this Plan, including, but not limited to, the following terms and conditions:

          (a) Options granted under the Plan shall be exercisable for a period of nine years from the date of the grant.

          (b) The option may not be exercised during the period ending one year from the date of the grant.

          (c) During the period beginning one year from the date of the grant and ending two years from the date of the grant, the Optionee shall have the right to exercise options for at least 25% of the initial number of shares subject to the option; during the period beginning two years from the date of the grant and ending three years from the date of the grant, the Optionee shall have the right to exercise options for at least an additional 25% of the initial number of shares subject to the option; during the period beginning three years from the date of the grant and ending four years from the date of the grant, the Optionee shall have the right to exercise options for at least a second additional 25% of the initial number of shares subject to the option; and during the period beginning four years and ending nine years from the date of the grant, the Optionee shall have the right to exercise options for all the shares subject to the option. The Committee may in its discretion grant the Optionee the right to exercise options for a larger percentage of the shares subject to the option during the period beginning one year from the date of the grant and ending four years from the date of the grant. The Optionee's right to purchase stock shall be cumulative.

          (d) If the employment of the Optionee by the Company is terminated for any reason other than (i) his or her death, (ii) his or her discharge for dishonesty or commission of a crime, or (iii) his or her employment with a competitor of the Company without the Company's consent, the Optionee may, within three months thereafter, subject to the provisions of Subsections 6(a), (b) and (c) above, exercise the option to the extent that the option was exercisable as of the date of termination of his or her employment. All unexercised options shall terminate, be forfeited and shall lapse upon the expiration of said three-month period, or immediately if the employment of the Optionee is terminated by the Company for any of the reasons set forth in
(ii) or (iii) above.

          (e) If the Optionee dies while employed by the Company or within three months after termination of his or her employment for any reason other than as set forth in Items 6(d)(ii) or (iii) above, then within six months after the date of the Optionee's death, subject to the provisions of Subsections 6(a), (b) and (c) above, the option may be exercised by his or her estate or by any person who has acquired the Optionee's right to exercise the option by bequest or inheritance to the extent the option was exercisable as of the date of his or her death. Upon the expiration of said six-month period, all unexercised options shall terminate, be forfeited and shall lapse.

          (f) Except as otherwise provided in Subsection 6(e) above, the option and all rights granted hereunder shall not be transferred by the Optionee, and may not be assigned, pledged, or hypothecated in any way and shall not be subject to execution, attachment or similar process. Upon any attempt by the Optionee to transfer the option, or to assign, pledge, hypothecate or otherwise dispose of such option or of any rights granted hereunder, contrary to the provisions hereof, or upon the levy of any attachment or similar process upon such option or such rights, such option and such rights shall immediately become null and void. The option shall be exercisable, during the lifetime of the Optionee, only by the Optionee.

     7. EXERCISE OF OPTIONS

          (a) To exercise the option, the Optionee or his or her successor shall give written notice to the Company at the Company's principal office, accompanied by full payment of the shares being purchased and a written statement that the shares are purchased for investment and not with a view to distribution. However, this statement shall not be required in the event the shares subject to the option are registered with the Securities and Exchange Commission. If the option is exercised by the successor of the Optionee, following his or her death, proof shall be submitted, satisfactory to the Committee, of the right of the successor to exercise the option.

          (b) Shares of stock issued pursuant to this Plan which have not been registered with the Securities and Exchange Commission shall bear the following legend:

     "The securities represented by this stock certificate have not been registered under the Securities Act of 1933 (the "Act") or applicable state securities law (the "State Acts"), and shall not be sold, pledged, hypothecated, donated, or otherwise transferred (whether or not for consideration) by the holder except upon the issuance to the Corporation of a favorable opinion of its counsel or the submission to the Corporation of such other evidence as may be satisfactory to counsel for the Corporation, to the effect that any such transfer shall not be in violation of the Act and the State Acts."

          (c) The Company shall not be required to transfer or deliver any certificate or certificates for shares purchased upon any exercise of said option: (i) until after compliance with all then applicable requirements of law; and (ii) prior to admission of such shares to listing on any stock exchange on which the stock may then be listed. In no event shall the Company be required to issue fractional shares to the Optionee.

          (d) In lieu of exercising the options in the manner set forth herein, options subject to the Plan may be exercised one year from the date of grant and the expiration date by surrender of the option, payment of $.005 for each share acquired pursuant to the Plan and execution of the appropriate exercise subscription form attached hereto as Exhibit I. The number of shares to be issued in exchange for the options shall be the product of the excess of the market price of the Common Stock on the date of surrender of the options and the exercise subscription form over the per share option price and the number of shares subject to issuance upon exercise of the options, divided by the market price of the Common Stock on such date. Upon such exercise and surrender of the options, the Company will issue a certificate in the name of the holder for the largest number of whole shares of the Common Stock to which the

Holder shall be entitled and, in lieu of any fractional share of the Common Stock to which the Holder shall be entitled, pay cash equal to the fair value of such fractional share (determined in such reasonable manner as the Compensation Committee of the Company shall determine).

     8. REGISTRATION. If the Company shall be advised by its counsel that shares of stock deliverable upon any exercise of an option are required to be registered under the Securities Act of 1933, or that the consent of any other authority is required for the issuance of same, the Company may effect registration or obtain consent, and delivery of shares by the Company may be deferred until registration is effected or consent obtained.

     9. ISSUANCE OF STOCK. No stock shall be issued until full payment for such stock has been made. The Optionee shall have no rights as a stockholder with respect to optioned shares until the date of the issuance of a stock certificate to him or her for such shares. No adjustment shall be made for distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Sections 4 and 10 hereof.

     10. CORPORATE REORGANIZATION. If there shall be any capital reorganization or merger of the Company with another corporation or corporations, or any sale of all or substantially all of the Company's properties and assets to any other corporation or corporations, the Company shall take such action as may be necessary to enable Optionee to receive upon any subsequent exercise of their respective options, in whole or in part, in lieu of shares of common stock, securities or other assets as were issuable or payable upon such reorganization, merger or sale in respect of, or in exchange for such shares of common stock.

     11. AMENDMENTS AND TERMINATION. The Board of Directors may amend, suspend, discontinue or terminate the Plan, but no such action may, without the consent of the Optionee alter or impair his or her option, except as provided in Section 8.

     12. OPTION AGREEMENT. The granting of an option shall take place only when a written option agreement substantially in the form of the Incentive Stock Option Agreement which is attached hereto and marked Exhibit 1 is executed by or on behalf of the Company and the employee to whom the option is granted and such executed agreement is delivered to the Company.

     13. PERIOD OF PLAN. No options shall be granted on or after the tenth anniversary of the date of adoption of the Plan by the Board of Directors of the Company. The Plan shall expire on the later of said tenth anniversary date or the date on which all options granted under the Plan have expired or been exercised in full.

                                  EXHIBIT 1

                          MARGATE INDUSTRIES, INC.

                      INCENTIVE STOCK OPTION AGREEMENT

     THIS AGREEMENT, Made this     day of                  , 1995, by and
between Margate Industries, Inc. (hereinafter called the "Company"), a
Colorado corporation, and                              , an employee of the
Company (hereinafter called the "Optionee").

     WHEREAS, the Board of Directors of the Company has adopted an Incentive Stock Option Plan (the "Plan"); and

     WHEREAS, the Compensation Committee of the Company ("the Committee") considers it desirable and in the Company's best interests that the Optionee be given an opportunity to purchase shares of its Common Stock in furtherance of the Plan to provide incentive for the Optionee to remain in the employ of the Company and to promote the success of the Company.

     NOW, THEREFORE, in consideration of the premises, it is agreed as follows:

     1. GRANT OF OPTION. The Company hereby grants to the Optionee the right,
privilege and option to purchase                (              ) shares of
the Common Stock of the Company, at a purchase price of
Dollars ($           ) per share in the manner and subject to the conditions
hereinafter provided. Said purchase price is not less than the fair market value of the shares of Common Stock of the Company at the time this option is granted.

     2. PERIOD OF EXERCISE OF OPTION.

          (a) The option will be exercisable for a period of nine years from the date of the grant. The option may not be exercised during the period ending one year from the date of the grant. During the period beginning one year from the date of the grant and ending two years from the date of the grant, the option may be exercised with respect to not more than
percent (     %) of the initial number of shares subject to the option;
during the period beginning two years from the date of the grant and ending three years from the date of the grant, the option may be exercised with
respect to not more than an additional               percent (      %) of the
initial number of shares subject to the option; during the period beginning three years from the date of the grant and ending four years from the date of the grant, the option may be exercised with respect to not more than an
additional              percent (       %) of the initial number of shares
subject to the option; and during the period beginning four years from the date of the grant and ending nine years from the date of the grant, the option may be exercised with respect to one hundred percent of the initial number of shares subject to the option. The Optionee's right to purchase stock shall be cumulative.

          (b) If the employment of the Optionee by the Company is terminated for any reason other than (i) his or her death, (ii) his or her discharge for dishonesty or commission of a crime, or (iii) his or her employment with a competitor of the Company without the Company's consent, the Optionee may, within three (3) months thereafter, subject to the provisions of subparagraph (a) above, exercise the option to the extent that the option was exercisable as of the date of termination of his or her employment. All unexercised portions of the option shall terminate, be forfeited and shall lapse upon the expiration of said three-month period, or immediately if the employment of the Optionee is terminated by the Company for any of the reasons set forth in (ii) or (iii) above.

          (c) If the Optionee dies while employed by the Company or within three months after termination of his or her employment, for any reason other than as set forth in (b)(ii) or (iii) above, then within six months after the date of the Optionee's death, subject to the provisions of subparagraph (a) above, the option may be exercised by his or her estate or by any person who has acquired the Optionee's right to exercise the option by bequest or inheritance to the extent the option was exercisable as of the date of his or her death. Upon the expiration of said six-month period, all unexercised options shall terminate, be forfeited and shall lapse.

     3. METHOD OF EXERCISE. In order to exercise the option, the Optionee must give written notice to the Company at 129 North Main Street, Yale, Michigan 48097. Said notice shall be accompanied by full payment for the shares being purchased; a written statement that the shares are purchased for investment and not with a view to distribution, and acknowledgment of restrictions on the transferability of the shares by executing a letter in the form of the letter attached hereto and marked Exhibit (i). If the option is exercised by the successor of the Optionee following his or her death, proof shall also be submitted of the right of the successor to exercise the option. Shares of stock issued pursuant to the option shall bear the following legend:

     "The securities represented by this stock certificate have not been registered under the Securities Act of 1933 (the "Act") or applicable state securities laws (the "State Acts"), and shall not be sold, pledged, hypothecated, donated, or otherwise transferred (whether or not for consideration) by the holder except upon the issuance to the Corporation of a favorable opinion of its counsel or submission to the Corporation of such other evidence as may be satisfactory to counsel for the Corporation, to the effect that any such transfer shall not be in violation of the Act and the State Acts."

and shall be subject to appropriate stop-transfer instructions. The Company shall not be required to transfer or deliver any certificate or certificates for shares purchased upon any such exercise of said option: (a) until after compliance with all then applicable requirements of law; and (b) prior to admission of such shares to listing on any stock exchange on which the stock may then be listed. In no event shall the Company be required to issue fractional shares to the Optionee.

     In lieu of exercising the options in the manner set forth herein, options subject to the Plan may be exercised one year from the date of grant and the expiration date by surrender of the option, payment of $.005 for each share acquired pursuant to the Plan and execution of the appropriate exercise subscription form at the end hereof. The number of shares to be issued in exchange for the options shall be the product of the excess of the market price of the Common Stock on the date of surrender of the options and the exercise subscription form over the per share option price and the number of shares subject to issuance upon exercise of the options, divided by the market price of the Common Stock on such date. Upon such exercise and surrender of the options, the Company will issue a certificate in the name of the holder for the largest number of whole shares of the Common Stock to which the Holder shall be entitled and, in lieu of any fractional share of the Common Stock to which the Holder shall be entitled, pay cash equal to the fair value of such fractional share (determined in such reasonable manner as the Compensation Committee of the Company shall determine).

     4. LIMITATION UPON EXERCISE. The option is not transferable by the Optionee otherwise than by will or the laws of descent and distribution and is exercisable, during the lifetime of the Optionee, only by the Optionee.

     5. LIMITATION UPON TRANSFER. Except as otherwise provided herein, the option and all rights granted hereunder shall not be transferred by the Optionee, and may not be assigned, pledged, or hypothecated in any way and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer the option, or to assign, pledge, hypothecate or otherwise dispose of such option or of any rights granted hereunder, contrary to the provisions hereof, or upon the levy of any attachment or similar process upon such option or such rights, such option and such rights shall immediately become null and void.

     6. STOCK ADJUSTMENT. In the event of any change in Common Stock of the Company by reason of a stock split, stock distribution, recapitalization, exchange of shares, or other transaction, the number of shares remaining subject to the option and the option price per share shall be appropriately adjusted by the Committee.

     7. CORPORATION REORGANIZATION. If there shall be any capital reorganization or merger of the Company with another corporation or corporations, or any sale of all or substantially all of the Company's properties and assets to any other corporation or corporations, the Company shall take such action as may be necessary to enable the Optionee to receive upon any subsequent exercise of such option, in whole or in part, in lieu of shares of Common Stock, securities or other assets as were issuable or payable upon such reorganization, merger or sale in respect of, or in exchange for such shares of Common Stock.

     8. RIGHTS OF STOCKHOLDER. Neither the Optionee, his or her legal representative, nor other persons entitled to exercise the option shall be or have any rights of a stockholder in the Company in respect of the shares issuable upon exercise of the option granted hereunder, unless and until certificates representing such shares shall have been delivered pursuant to the terms hereof.

     9. STOCK RESERVED. The Company shall at all times during the term of this Agreement reserve and keep available such number of shares of its Common Stock as will be sufficient to satisfy the terms of this Agreement and shall pay any original issue taxes on the exercise of this option.

     10. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed the day and year first above written.

ATTEST:                                MARGATE INDUSTRIES, INC.


___________________________________    By: __________________________________
David A. Widlak,                           William H. Hopton,
Secretary                                  President

WITNESS:


___________________________________    By: __________________________________
                                           OPTIONEE

                                EXHIBIT (i)

MARGATE INDUSTRIES, INC.
129 North Main Street
Yale, MI  48097

Ladies and Gentlemen:

     This will confirm my understanding with respect to the shares to be issued (or reissued) to me by reason of my exercise this date of certain stock option rights granted to me by Margate Industries, Inc. for the
purchase of                       (                  ) shares of Common Stock
(the Shares) as follows:

     (a) I am acquiring the Shares for my own account for investment with no present intention of dividing my interest with others or of reselling or otherwise disposing of any of the Shares.

     (b) The Shares are being issued without registration under the Securities Act of 1933 (the "Act") in reliance upon the private offering exemption contained in Section 4(2) of the Act, and such reliance is based in part on the above representation.

     (c) The certificate for the shares of stock to be issued to me will bear the following legend:

     "The securities represented by this stock certificate have not been registered under the Securities Act of 1933 (the "Act") or applicable state securities laws (the "State Acts"), and shall not be sold, pledged, hypothecated, donated, or otherwise transferred (whether or not for consideration) by the holder except upon the issuance to the Corporation of a favorable opinion of its counsel or submission to the Corporation of such other evidence as may be satisfactory to counsel for the Corporation, to the effect that any such transfer shall not be in violation of the Act and the State Acts."

Appropriate stop transfer instructions will be issued by the Company to its transfer agent.

     (d) Since the shares have not been registered under the Act, they must be held indefinitely until an exemption from the registration requirements of the Act is available or they are subsequently registered, in which event the representation in Paragraph (a) hereof shall terminate.

     (e) These understandings shall not preclude a sale in compliance with Rule 144 under the Act, as such rule may be amended and in effect at the time. Sales of the shares made in reliance upon Rule 144 may only be made if the Rule is then available and then only in limited amounts in accordance with the terms and conditions of the Rule as in effect at the time of said sales. I agree to furnish you, prior to any such sale, an executed copy of the related Form 144, written confirmation of compliance with the Rule by myself and the broker executing the sale, an opinion of counsel satisfactory to you that the sale does not require registration under the Act, and such other evidence as you shall request of compliance under the Rule.

     (f) Margate Industries, Inc. is not obligated to comply with the registration requirements of the Act or with the requirements for an exemption under Regulation A under the Act for my benefit.

Date:                                             By:
                                                      --------------------

                                P R O X Y

                        MARGATE INDUSTRIES, INC.

              SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints William H. Hopton and Frederick G. Schriever, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below, all the shares of common stock of Margate Industries, Inc. held of record by the undersigned on May 10, 1995, at the Annual Meeting of Shareholders to be held on June 22, 1995, or any adjournment thereof.

     1.   The election of two (2) Class B Directors of the Company:

          / /     FOR the nominees listed below
                  (except as marked to the contrary)

          / /     WITHHOLD AUTHORITY to vote
                  for the nominees listed below

                     CLASS B NOMINEES THREE YEAR TERM:

                            Delbert W. Mullens
                              David A. Widlak

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR THE INDIVIDUAL NOMINEE, CROSS OUT THE NOMINEE'S NAME ABOVE.)

     2.   Approval of the Company's Incentive Stock Option Plan:

          / / FOR    / / AGAINST   / / ABSTAIN

     3. To transact such other business as may properly come before the Meeting.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

     SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE SHAREHOLDER'S SPECIFICATIONS ABOVE. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.


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     The undersigned hereby acknowledges receipt of the Notice of Annual
Meeting of Shareholders and Proxy Statement furnished therewith.

Dated: ___________________ , 1995.


                                 _________________________________________

                                 _________________________________________
                                 Signature(s) of Shareholder(s)

                                 Signature(s) should agree with the name(s) appearing hereon. Executors, administrators, trustees, guardians and attorneys should indicate when signing. Attorneys should submit powers of attorney.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MARGATE INDUSTRIES, INC. PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.